[TEXT]

SEMI-ANNUAL REPORT


[GRAPHIC]


SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND

-------------------------------------
November 30, 1996

[LOGO]  SMITH BARNEY MUTUAL FUNDS

        Investing for your future.
        Every day.

SMITH BARNEY ADJUSTABLE RATE GOVERNMENT INCOME FUND


Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Adjustable Rate Government Income Fund for the period ended November 30, 1996. The period's prevailing economic and market conditions and an outline of our investment strategy appear in this report. In addition, a detailed summary of the Fund's historical performance as well its current holdings and portfolio management strategy can be found in the appropriate sections that follow.

Fund Performance Update

The Fund seeks high current income and seeks to limit the fluctuation in net asset value (NAV) that may result from interest rate movements. The Fund invests primarily in a diversified portfolio of adjustable rate mortgage-backed securities (ARMs), U.S. Government securities and asset-backed securities (ABS).

For the six months ended November 30, 1996, the Class A shares of the Fund had a total return of 3.08%. In addition, over the last six months, the Fund paid dividends of $0.27 per share for Class A.

Bond Market Update

Changing investor perceptions about the pace of U.S. economic growth was a significant influence on the performance of the fixed income markets during 1996. Economic data released during the second quarter of 1996 seemed to suggest a rejuvenated U.S. economy which caused many investors to become concerned about the possible emergence of inflationary pressures. As measured by Gross Domestic Product (GDP), annualized 1996 second quarter economic growth was 4.7%, which led many investors to believe that the Federal Reserve Board (the Fed) would be required to raise interest rates to curb the pace of U.S. economic growth. However, GDP growth slowed to an annualized rate of 2.1% in the third quarter of 1996. Economic data indicating a slower economy and moderate inflation enabled the Fed to leave short-term interest rates unchanged at their most recent policy meetings. Moreover, higher demand from international investors for U.S. bonds and a favorable market reaction to the November election results provided additional support for the bond market rally.

Over the six-month period ended November 30, 1996, the yield on the 2 year U.S. Treasury note fell 67 basis points (0.67%). However, the net decline in interest rates masked volatility that took place during the reporting period. From June through August 1996, U.S. Treasury yields fluctuated in response to the apparent strength of the U.S. economy and concerns about inflation. Slower U.S. economic growth from September through November 1996 provided a more positive environment for bonds as the yield of the 2 year Treasury note fell from 6.39% at the beginning of September to 5.58% on November 30, 1996.

During 1996, the market for mortgage-backed securities (MBS) posted strong performance versus the broader investment grade bond market. As homeowners refinanced their mortgages at a relatively constant pace, prepayments displayed considerable stability. In our view, positive technical conditions also contributed to the strong performance of the MBS market. The lower supply of new issues coupled with the higher demand on the part of financial institutions for scarce high-quality bonds that offered higher yields than U.S. Treasuries boosted prices.

Within the short-maturity sector of the market, adjustable-rate mortgages (ARMs) continued their positive performance due to their relatively low interest rate volatility and the strong demand for short maturity, floating-rate securities. However, we became less bullish on the ARMs market because a flatter mortgage curve could result in faster ARM prepayments as homeowners refinance into fixed-rate mortgages to lock in lower rates.

Fund's Investment Strategy

The Fund uses a "targeted duration" approach which strives for a duration of roughly 1 to 1.5 years. (Duration is a rough measure of the price sensitivity of a fixed income security relative to a given change in interest rates.) Maintaining a duration close to its target should result in the Fund having the price sensitivity of between a 1 and 2 year U.S. Treasury security. In addition to interest rate fluctuations, the Fund's net asset value is affected by prepayment rates of the mortgage securities held in the portfolio.

In searching for relative value opportunities, we look for securities and sectors within the short duration market that have underperformed and have strong appreciation potential. Securities are usually bought when they trade at higher yield levels and are sold upon price appreciation or the outperformance of other short duration alternatives.

As we stated previously, the Fund adopted a more defensive posture over the past few months regarding the MBS market in general and ARMs in particular because of our concerns about faster mortgage prepayments. During the reporting period, the Fund's overall ARM exposure was reduced and we increased the Fund's weighting in the new supply of asset-backed securities (ABS). Within the ABS category, we increased our stake in floating-rate ABS (with an emphasis on auto-backed securities because we believe they represent good value) and reduced our fixed-rate ABS holdings (with an underweighting in credit card ABS). In addition, we increased the Fund's exposure in short average life mortgage pass-throughs and collateralized mortgage obligations (CMOs) because, in our view, these securities offered good relative values despite their present nominal yield advantage over many other U.S. Treasury security alternatives.

Bond Market Outlook

Our short-term outlook for the bond market is cautious because lean retail inventories and increasingly confident consumers suggest to us that U.S. economic growth may sharply rebound in the coming months. We continue to maintain our cautious view over the near term despite the decline in interest rates during the first two months of the fourth quarter of 1996 and data that indicates mixed holiday sales. However, because we expect inflation to remain moderate and foreign investor demand for U.S. bonds to stay strong, we are positive about the bond market's long-term prospects.

In closing, thank you for investing in the Smith Barney Adjustable Rate Government Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman and
Chief Executive Officer

December 17, 1996

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       -----------------------
                       Beginning        End         Income    Capital Gain     Total
Period Ended           of Period     of Period     Dividends  Distributions  Returns(1)
=======================================================================================
11/30/96                $ 9.84         $9.88         $0.27        $0.00       3.08%+
---------------------------------------------------------------------------------------
5/31/96                   9.88          9.84          0.56         0.00       5.48
---------------------------------------------------------------------------------------
5/31/95                   9.78          9.88          0.49         0.01       6.39
---------------------------------------------------------------------------------------
5/31/94                   9.96          9.78          0.38         0.00       2.05
---------------------------------------------------------------------------------------
Inception* - 5/31/93     10.00          9.96          0.43         0.00       3.89+
=======================================================================================
Total                                                $2.13        $0.01
=======================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                           Net Asset Value
                       ----------------------
                       Beginning      End          Income    Capital Gain     Total
Period Ended           of Period    of Period     Dividends  Distributions  Returns(1)
===========================================================================================
11/30/96                  9.84       $9.86          $0.27        $0.00         2.87%+
-------------------------------------------------------------------------------------------
5/31/96                   9.88        9.84           0.56         0.00         5.48
-------------------------------------------------------------------------------------------
5/31/95                   9.78        9.88           0.49         0.01         6.39
-------------------------------------------------------------------------------------------
5/31/94                   9.96        9.78           0.38         0.00         2.05
-------------------------------------------------------------------------------------------
Inception* - 5/31/93      9.96        9.96           0.25         0.00         2.56+
===========================================================================================
Total                                               $1.95        $0.01
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                --------------------------
                                Beginning           End      Income    Capital Gain    Total
Period Ended                    of Period        of Period  Dividends  Distributions  Returns(1)
================================================================================================
11/30/96                          $9.82            $9.86      $0.27       $0.00         3.04%+
------------------------------------------------------------------------------------------------
5/31/96                            9.88             9.82       0.56        0.00         5.27
------------------------------------------------------------------------------------------------
5/31/95                            9.78             9.88       0.45        0.01         5.93
------------------------------------------------------------------------------------------------
Inception* - 5/31/94               9.98             9.78       0.38        0.00         1.83+
================================================================================================
Total                                                         $1.66        $0.01
================================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
  Average Annual Total Return
--------------------------------------------------------------------------------

                                   Without Sales Charge(1)
                               ------------------------------
                               Class A     Class B   Class C
=============================================================
Six Months Ended 11/30/96+      3.08%       2.87%     3.04%
-------------------------------------------------------------
Year Ended 11/30/96             5.56        5.35      5.31
-------------------------------------------------------------
Inception* through 11/30/96     4.70        4.76      4.72
=============================================================

                                   With Sales Charge(2)
                               ------------------------------
                               Class A     Class B   Class C
=============================================================
Six Months Ended 11/30/96+      3.08%      (2.13)%    2.04%
-------------------------------------------------------------
Year Ended 11/30/96             5.56        0.35      4.31
-------------------------------------------------------------
Inception* through 11/30/96     4.70        4.55      4.72
=============================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                         Without Sales Charge(1)
================================================================
Class A (Inception* through 11/30/96)            22.65%
----------------------------------------------------------------
Class B (Inception* through 11/30/96)            20.83
----------------------------------------------------------------
Class C (Inception* through 11/30/96)            17.51
================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Class B shares reflect the deduction of a maximum 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and C shares are June 22, 1992, November 6, 1992 and June 2, 1993, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

              Growth of $10,000 Invested in Class A Shares of the
            Smith Barney Adjustable Rate Government Income Fund vs.
                  U.S. Government 1-Year Treasury Bill Index+
--------------------------------------------------------------------------------
                           June 1992 -- November 1996

                                   [GRAPHIC]

                 Smith Barney Adjustable        U.S. Government 1-Year
               Rate Government Income Fund       Treasury Bill Index
----------------------------------------------------------------------
6/22/92                $10,000                          $10,000
5/93                    10,389                           10,306
5/94                    10,602                           10,691
5/95                    11,280                           11,329
5/96                    11,898                           11,927
11/30/96                12,265                           12,252

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 22, 1992, assuming reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1996, compared to the U.S. Government 1-Year Treasury Bill Index. The index is comprised of U.S. Government Treasury Bills with a maturity of one year. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1996
--------------------------------------------------------------------------------

Portfolio Breakdown

[GRAPHIC]

Asset-Backed Securities                                     17.1%
Fixed Rate Collateralized Mortgage Obligations              15.2%
U.S. Treasury Notes                                          6.4%
Options Purchased and Project Loans                          1.2%
Short-Term Security                                          2.0%
Other Fixed Rate Securities                                  4.7%
Adjustable Rate Mortgage-Backed Securities                  53.4%

Adjustable Rate Mortgage-Backed Securities (ARMs) are instruments that bear interest at rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMs directly or indirectly represent an interest in, or are backed by and are payable from mortgage loans secured by real property.

Asset-Backed Securities are similar in structure to Mortgage-Backed Securities, except that the underlying asset pools consist of credit card, automobile or other types of receivables, or of commercial loans.

Collateralized Mortgage Obligations (CMOs) are Mortgage-Backed Securities collateralized by mortgage loans or mortgage pass-through securities. Typically, CMO's are collateralized by GNMA, FNMA or FHLMC Mortgage Pass-Through Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities.

Planned Amortization Class Interest Only (PAC IOs) are CMO IOs which have repayment schedules that are guaranteed if the actual speed of the prepayments is within a designated range. PAC classes typically are combined with companion classes that reduce the risk of the variation of the amount and timing of the prepayments. Should the prepayments fall outside of the PAC band or ranges, the class will not pay the prepayment as scheduled.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT        SECURITY                                                                    VALUE
===============================================================================================
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES -- 53.4%
===============================================================================================
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 41.7%
Federal Home Loan Mortgage Corporation (FHLMC) -- 17.6%
$6,675,986    FHLMC COFI, 6.074% due 9/1/20+                                        $ 6,642,874
 9,313,239    FHLMC COFI, 6.059% due 11/1/20+                                         9,267,139
 4,583,703    FHLMC COFI, 6.059% due 3/1/30+                                          4,561,426
 6,500,345    FHLMC COFI, 6.069% due 6/1/30+                                          6,468,818
 3,942,384    FHLMC REMIC, Series 1632, Class F Shares, 5.788% due 4/15/23+           3,937,259
-----------------------------------------------------------------------------------------------
              Total Federal Home Loan Mortgage Corporation
              (Cost -- $30,671,699)                                                  30,877,516
===============================================================================================
Government National Mortgage Association (GNMA) -- 22.1%
 4,138,881    GNMA II One Year, 6.500% due 3/20/21+                                   4,214,581
 6,426,722    GNMA II One Year, 6.500% due 2/20/23+                                   6,549,794
   552,129    GNMA II One Year, 6.500% due 1/20/25+                                     563,409
 2,481,000    GNMA II One Year, 7.125% due 8/20/20+                                   2,532,853
 2,050,452    GNMA II One Year, 7.125% due 9/20/20+                                   2,093,430
 2,747,386    GNMA II One Year, 7.125% due 4/20/22+                                   2,795,493
 2,265,093    GNMA II One Year, 7.125% due 6/20/22+                                   2,310,984
 3,146,020    GNMA II One Year, 7.125% due 9/20/22+                                   3,209,476
 4,367,595    GNMA II One Year, 7.125% due 11/20/22+                                  4,448,484
 3,744,133    GNMA II One Year, 7.125% due 4/20/23+                                   3,804,172
 3,927,655    GNMA II One Year, 7.125% due 5/20/23+                                   3,997,135
 2,241,380    GNMA II One Year, 7.125% due 6/20/23+                                   2,281,030
-----------------------------------------------------------------------------------------------
              Total Government National Mortgage Association
              (Cost -- $38,447,009)                                                  38,800,841
===============================================================================================
Tennessee Valley Authority -- 2.0%
 3,450,000    Tennessee Valley Authority, 5.980% due 4/1/36+
              (Cost -- $3,452,513)                                                    3,510,375
===============================================================================================
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (Cost -- $72,571,221)                                                  73,188,732
===============================================================================================
NON-AGENCY ADJUSTABLE RATE MORTGAGE OBLIGATIONS -- 11.7%
 2,410,066    Bear Stearns, Series 92-3B, Class A2, 8.304% due 5/25/23+               2,485,381
              MLCC Mortgage Investors, Inc., Class A Shares:
 7,309,841      Series 96-A, 5.868% due 2/15/21+ +++                                  7,300,704
 3,779,640      Series 96-B, 5.775% due 7/15/21+                                      3,787,881
 4,698,127    Resolution Trust Corp., Series 92-4, Class A Shares,
                7.114% due 6/25/24+                                                   4,767,143
 2,044,530    Salomon Brothers, Series 92-5, Class A1, 8.236% due 11/25/22+           2,119,912
-----------------------------------------------------------------------------------------------
              TOTAL NON-AGENCY ADJUSTABLE RATE MORTGAGE
              OBLIGATIONS (Cost -- $20,394,998)                                      20,461,021
===============================================================================================
              TOTAL ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
              (Cost -- $92,966,219)                                                  93,649,753
===============================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT                               SECURITY                                         VALUE
==============================================================================================
FIXED RATE COLLATERALIZED MORTGAGE OBLIGATIONS -- 15.2%
==============================================================================================
AGENCY FIXED RATE CMOS -- 2.8%
$ 4,983,197   FNMA Grantor Trust 96-T6, Class C Shares, 6.200% due 2/26/01+
              (Cost -- $4,902,741)                                                 $ 4,959,826
==============================================================================================
NON-AGENCY FIXED RATE CMOS -- 2.8%
  4,497,262   Salomon Brothers Corp., Series 83-1, Class Z Shares,
              12.000% due 12/1/13+ (Cost -- $4,950,071)                              4,994,660
==============================================================================================
PAC IOs -- 3.4%
     12,304   FNMA REMIC 90-106, Class K Shares, 928.950% due 9/25/20+                 360,596
  7,251,863   FNMA REMIC 93-101, Class A Shares, 7.000% due 6/25/08+                   779,575
  1,902,151   FNMA REMIC 94-4, Class D Shares, 5.375% due 2/25/14+                   1,893,592
  3,000,000   FNMA REMIC 94-39, Class B Shares, 5.750% due 6/25/12+                  2,993,220
----------------------------------------------------------------------------------------------
              TOTAL PAC IOS
              (Cost -- $6,059,941)                                                   6,026,983
==============================================================================================
STRIPPED PASS-THROUGH SECURITIES -- 6.2%
  1,787,317   FHLMC Strips, Series 124, Class A Shares, 8.500% due 3/15/97+          1,842,599
    976,128   FNMA Strips, 11.000% due 4/1/09+                                       1,110,034
  2,160,406   FNMA Strips, 11.500% due 3/1/09+                                       2,464,203
  1,805,994   FNMA Strips, 11.500% due 4/1/09+                                       2,051,484
  2,943,787   FNMA Strips, 11.500% due 5/1/09+                                       3,357,743
----------------------------------------------------------------------------------------------
              TOTAL STRIPPED PASS-THROUGH SECURITIES
              (Cost -- $10,453,406)                                                 10,826,063
==============================================================================================
              TOTAL FIXED RATE COLLATERALIZED MORTGAGE
              OBLIGATIONS (Cost -- $26,366,159)                                     26,807,532
==============================================================================================
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 4.0%
  4,921,826   FNMA Ten Year CMT, 6.000% due 1/1/04+                                  4,894,165
  2,058,539   FNMA Thirty Year CMT, 8.500% due 12/1/10+                              2,170,483
----------------------------------------------------------------------------------------------
              TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
              (Cost -- $6,938,355)                                                   7,064,648
==============================================================================================
FIXED RATE MORTGAGE PASS-THROUGH SECURITIES -- 0.7%
  1,230,548   FHLMC 15 Year, 9.000% due 11/1/05+
              (Cost -- $1,286,135)                                                   1,249,770
==============================================================================================
PROJECT LOANS -- 1.0%
  1,881,707   Alliance Federal Housing Administration, 7.350% due 4/1/19+
              (Cost -- $1,992,853)                                                   1,904,175
==============================================================================================
ASSET-BACKED SECURITIES -- 17.1%
  2,345,494   Advanta Mortgage Loan Trust, Series 94-A3, 5.988% due 1/25/26+ +++     2,357,222
  4,773,322   AFC Home Equity Loan Trust, Series 96-1, 5.735% due 7/25/27+           4,782,296
    701,110   Banc One Auto Grantor Trust, Series 96-B, 6.550% due 2/15/03+            706,369
  1,753,014   Chase Manhattan Grantor Trust, Series 96-A, 5.200% due 2/15/02+        1,741,777
  2,700,000   Daimler-Benz Auto Grantor Trust, Series 96-A, 5.850% due 12/15/03+     2,702,944

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------

 FACE
AMOUNT                               SECURITY                                         VALUE
==============================================================================================
ASSET-BACKED SECURITIES -- 17.1% (continued)
$3,500,000    Discover Card Master Trust I, Series 94-A2, 5.725% due 10/16/04+ +++ $ 3,532,900
 3,000,000    Discover Card Master Trust I, Series 96-A4, 5.750% due 10/16/13+ +++   3,036,540
   651,075    Fifth Third Auto Grantor Trust, Series 96-A, 6.200% due 9/15/01+         652,495
 6,000,000    First Chicago Master Trust, Series 92-E, Class A Shares,
                6.250% due 8/15/99+                                                  6,013,080
 1,903,389    Ford Credit Grantor Trust, Series 95-B, Class A Shares,
                5.900% due 10/15/00+                                                 1,902,495
 2,541,193    Green Tree Financial Corp., Series 94-A1, 5.600% due 4/15/19+          2,540,381
----------------------------------------------------------------------------------------------
              TOTAL ASSET-BACKED SECURITIES
              (Cost -- $29,917,632)                                                 29,968,499
==============================================================================================
U.S. TREASURY NOTES -- 6.4%
11,100,000    U.S. Treasury Notes, 6.125% due 8/31/98+
              (Cost -- $11,081,856)                                                 11,201,787
==============================================================================================

SHARES                               SECURITY                                         VALUE
==============================================================================================
CALL OPTION PURCHASED -- 0.2%
   169,000    U.S. 10 Year Note Future Call @ 111, Expire 2/22/97
              (Cost -- $225,213)                                                       279,864
==============================================================================================
 FACE
AMOUNT                               SECURITY                                         VALUE
==============================================================================================
SHORT-TERM SECURITY -- 2.0%
$3,450,000    FHLMC Agency Discount Note, 5.402% due 12/2/96
              (Cost -- $3,449,483)                                                   3,449,483
==============================================================================================
              TOTAL INVESTMENTS -- 100%
             (Cost -- $174,223,905*)                                              $175,575,511
==============================================================================================

  + Security segregated by Custodian for reverse repurchase agreements and/or futures contract commitments.
+++ Variable rate security - rate resets monthly.
  * Aggregate cost for Federal income tax purposes is substantially the same.

                             Key to Abbreviations
        --------------------------------------------------------------

           ARM     --   Adjustable Rate Mortgage
           CMO     --   Collateralized Mortgage Obligation
           CMT     --   Constant Maturity Treasury
           COFI    --   Cost of funds for member institutions for the
                        Federal Home Loan Bank of San Francisco
           IO      --   Interest Only
           LIBOR   --   London Interbank Offered Rate
           PAC     --   Planned Amortization Class
           REMIC   --   Real Estate Mortgage Investment Conduit

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1996
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $174,223,905)                             $175,575,511
  Receivable for securities sold                                             27,014,150
  Receivable for Fund shares sold                                             1,691,947
  Interest receivable                                                         2,084,906
  Deferred organization costs                                                    15,793
  Other receivables                                                             260,905
----------------------------------------------------------------------------------------
  Total Assets                                                              206,643,212
----------------------------------------------------------------------------------------
LIABILITIES:
  Reverse repurchase agreements (Note 6)                                     52,597,000
  Payable for securities purchased                                            7,042,833
  Dividends payable                                                             601,878
  Payable to bank                                                               410,912
  Payable for Fund shares purchased                                              71,208
  Payable to broker -- variation margin                                          67,062
  Investment advisory fees payable                                               48,637
  Administration fees payable                                                    24,318
  Distribution fees payable                                                      22,647
  Accrued expenses and other liabilities                                        585,512
----------------------------------------------------------------------------------------
  Total Liabilities                                                          61,472,007
----------------------------------------------------------------------------------------
Total Net Assets                                                           $145,171,205
========================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                               $     14,701
  Capital paid in excess of par value                                       152,098,627
  Overdistributed net investment income                                      (1,097,108)
  Accumulated net realized loss from security
   transactions, options and futures contracts                               (7,158,476)
  Net unrealized appreciation of investments and futures contracts            1,313,461
----------------------------------------------------------------------------------------
Total Net Assets                                                           $145,171,205
========================================================================================
Shares Outstanding:
  Class A                                                                    14,224,568
----------------------------------------------------------------------------------------
  Class B                                                                       473,447
----------------------------------------------------------------------------------------
  Class C                                                                         3,358
----------------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                                  $9.88
----------------------------------------------------------------------------------------
  Class B*                                                                        $9.86
----------------------------------------------------------------------------------------
  Class C**                                                                       $9.86
========================================================================================

 * Redemption price is NAV of Class B shares reduced by a maximum 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1996

INVESTMENT INCOME:
  Interest                                                        $ 5,332,179
  Less: Interest expense                                           (1,219,063)
------------------------------------------------------------------------------
  Total Investment Income                                           4,113,116
------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 2)                                          565,400
  Investment advisory fees (Note 2)                                   301,547
  Administration fees (Note 2)                                        150,773
  Shareholder communications                                           43,499
  Shareholder and system servicing fees                                28,588
  Audit and legal                                                      27,499
  Registration fees                                                    17,500
  Amortization of deferred organization costs                          15,879
  Trustees' fees                                                       10,500
  Custody                                                               9,600
  Other                                                                 8,499
------------------------------------------------------------------------------
  Total Expenses                                                    1,179,284
------------------------------------------------------------------------------
Net Investment Income                                               2,933,832
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 9 AND 10):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           344,546
    Options purchased                                                 414,814
    Futures contracts                                                (850,848)
------------------------------------------------------------------------------
  Net Realized Loss                                                   (91,488)
------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments and Futures Contracts:
    Beginning of period                                              (338,149)
    End of period                                                   1,313,461
------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                           1,651,610
------------------------------------------------------------------------------
Net Gain on Investments, Options and Futures Contracts              1,560,122
------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 4,493,954
==============================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1996 (unaudited) and the Year Ended May 31, 1996

                                                          November 30         May 31
=======================================================================================
OPERATIONS:
  Net investment income                                   $  2,933,832   $   9,951,704
  Net realized gain (loss)                                     (91,488)        173,691
  Increase in net unrealized appreciation (depreciation)     1,651,610        (960,688)
---------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                     4,493,954       9,164,707
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     (3,951,029)     (9,931,014)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                           (3,951,029)     (9,931,014)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                          73,312,591     179,468,808
  Net asset value of shares issued for
    reinvestment of dividends                                3,048,490       9,402,283
  Cost of shares reacquired                                (93,100,656)   (205,722,546)
---------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                (16,739,575)    (16,851,455)
---------------------------------------------------------------------------------------
Decrease in Net Assets                                     (16,196,650)    (17,617,762)

NET ASSETS:
  Beginning of period                                      161,367,855     178,985,617
---------------------------------------------------------------------------------------
  End of period*                                          $145,171,205   $ 161,367,855
=======================================================================================
* Includes overdistributed net investment income of:      $ (1,097,108)  $     (79,911)
=======================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended November 30, 1996

NET DECREASE IN CASH:
Cash Flows From Operating and Investing Activities:
  Interest received                                                $   6,864,442
  Operating expenses paid                                             (1,448,174)
  Purchases of short-term securities and purchased options, net       (3,666,086)
  Purchases of long-term securities                                 (250,222,795)
  Proceeds from disposition of long-term securities                  272,307,019
  Proceeds from short sale transactions                                 (411,899)
  Proceeds from futures transactions                                    (711,228)
---------------------------------------------------------------------------------
  Net Cash Provided By Operating and Investing Activities             22,711,279
---------------------------------------------------------------------------------
Cash Flows From Financing Activities:
  Proceeds from shares sold                                           72,389,813
  Payments on shares redeemed                                        (93,236,459)
  Cash dividends paid to shareholders*                                  (402,017)
  Decrease in reverse repurchase agreements outstanding                 (845,094)
  Interest expense                                                    (1,051,412)
---------------------------------------------------------------------------------
  Net Cash Used By Financing Activities                              (23,145,169)
---------------------------------------------------------------------------------
Net Decrease in Cash                                                    (433,890)
Cash -- Beginning of Period                                               22,978
---------------------------------------------------------------------------------
Due to Bank -- End of Period                                       $    (410,912)
=================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
INVESTING ACTIVITIES:
Increase in Net Assets From Operations                             $   4,493,954
---------------------------------------------------------------------------------
  Decrease in investments                                             39,056,358
  Increase in purchased options                                         (177,795)
  Decrease in futures contracts                                          334,016
  Increase in receivable for securities sold                         (17,939,737)
  Increase in interest receivable                                       (113,807)
  Decrease in other assets                                               391,923
  Decrease in payable for securities purchased                        (4,063,618)
  Decrease in accrued expenses and other payables                       (489,078)
  Interest expense                                                     1,219,063
---------------------------------------------------------------------------------
  Total Adjustments                                                   18,217,325
---------------------------------------------------------------------------------
Net Cash Provided By Operating and Investing Activities            $  22,711,279
=================================================================================

* Exclusive of dividend reinvestment of $3,048,490.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

  1. Significant Accounting Policies

  The Smith Barney Adjustable Rate Government Income Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

  The significant accounting policies followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) U.S. Government and Agency obligations are valued at the quoted bid price in the over-the-counter market; corporate debt securities, mortgage-backed securities and asset-backed securities are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the Fund's Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method;
(g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

  In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning with the commencement of the Fund's operations in June 1992.

  2. Investment Advisory Agreement, Administration
     Agreement and Other Transactions

  Smith Barney Strategy Advisers Inc. ("SBSA"), a wholly owned subsidiary of Smith Barney Mutual Funds Management Inc. ("SBMFM"), which, in turn, is a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBSA an investment advisory fee calculated at the annual rate of 0.40% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  SBSA has entered into a sub-advisory agreement with BlackRock Financial Management Inc. ("BlackRock"), a wholly owned subsidiary of PNC Bank. Pursuant to the sub-advisory agreement, BlackRock is responsible for the day-to-day portfolio operations and investment decisions for the Fund. SBSA pays BlackRock a monthly fee calculated at the annual rate of 0.20% of the average daily net assets of the Fund.

  SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

  Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares.

  There is a maximum contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended November 30, 1996, CDSCs paid to SB for Class B shares were approximately $13,000.

  Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class A, B and C shares calculated at an annual rate of 0.50% of the average daily net assets of each class. For the six months ended November 30, 1996, total Distribution Plan fees incurred were:

                                        Class A    Class B   Class C
====================================================================
Distribution Plan Fees                  $543,854   $21,431    $115
====================================================================

  All officers and one Trustee of the Fund are employees of SB.

  3. Investments

  During the six months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

====================================================================
Purchases                                               $246,159,177
--------------------------------------------------------------------
Sales                                                    265,444,450
====================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  At November 30, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

====================================================================
Gross unrealized appreciation                           $1,657,711 *
Gross unrealized depreciation                             (306,105)*
--------------------------------------------------------------------
Net unrealized appreciation                             $1,351,606 *
====================================================================
* Substantially the same for Federal income tax purposes.

  4. Cash Flow Information

  Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues and redeems its shares, invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested into the Fund at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of deferred organization costs.

  5. Repurchase Agreements

  The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts equal to the repurchase price.

  As of November 30, 1996, the Fund had no open repurchase agreements.

  6. Reverse Repurchase Agreements

  The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  At November 30, 1996, the Fund had the following reverse repurchase agreements outstanding:


 FACE
AMOUNT                                  SECURITY                             VALUE
========================================================================================
  $26,965,000    Reverse Repurchase Agreement with Nomura Securities,
                   dated 11/21/96 bearing 5.350% to be repurchased
                   at $27,093,234 on 12/23/96, collateralized by $6,125,000
                   FHLMC COFI, 6.074% due 9/1/20, and by $8,630,000
                   FHLMC COFI, 6.059% due 11/1/20, and by $4,220,000
                   GNMA II One Year, 7.125% due 11/20/22, and by 4,000,000
                   GNMA II One Year, 6.500% due 2/20/23 and by 3,990,000
                   GNMA II One Year, 7.000% due 1/20/25*                     $26,965,000
    1,265,000    Reverse Repurchase Agreement with Nomura Securities,
                   dated 11/21/96 bearing 5.350% to be repurchased
                   at $1,271,016 on 12/23/96, collateralized by $775,000
                   GNMA II One Year, 7.125% due 5/20/23, and by 490,000
                   GNMA II One Year, 7.125% due 6/20/22                        1,265,000
    5,980,000    Reverse Repurchase Agreement with Nomura Securities,
                   dated 11/21/96 bearing 5.350% to be repurchased
                   at $6,008,438 on 12/23/96, collateralized by $5,980,000
                   FNMA One Year CMT ARM, 7.661% due 9/1/25*                   5,980,000
    1,987,000    Reverse Repurchase Agreement with Salomon Brothers,
                   dated 11/21/96 bearing 5.470% to be repurchased
                   at $2,006,021 on 1/23/97, collateralized by $1,987,000
                   GNMA II One Year, 7.125% due 6/20/23                        1,987,000
   16,400,000    Reverse Repurchase Agreement with Nomura Securities,
                   dated 11/21/96 bearing 5.350% to be repurchased
                   at $16,477,991 on 12/23/96, collateralized by $4,300,000
                   FHLMC COFI, 6.059% due 3/1/30, and  by $6,100,000
                   FHLMC COFI, 6.069% due 6/1/30, and by $4,000,000
                   GNMA II One Year, 7.125% due 11/20/22 and by 2,000,000
                   GNMA II One Year, 7.000% due 1/20/25*                      16,400,000
----------------------------------------------------------------------------------------
                   TOTAL REVERSE REPURCHASE AGREEMENTS                       $52,597,000
========================================================================================

* Security was sold during the reporting period but did not settle until December 23, 1996.

  During the six months ended November 30, 1996, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

===============================================================================
Maximum amount outstanding                                          $61,912,338
-------------------------------------------------------------------------------
Average amount outstanding                                          $41,771,672
===============================================================================

  Interest rates ranged from 4.75% to 5.57% during the period. Total market value of the collateral for the reverse repurchase agreements is $52,597,000.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  Interest expense for the six months ended November 30, 1996 on borrowings by the Fund under reverse repurchase agreements totalled $1,120,602.

  7. Dollar Roll Transactions

  The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income for the Fund exceeding the yield on the securities sold.

  As of November 30, 1996, the Fund had no open dollar roll transactions.

  8. Securities Traded on a To-Be-Announced Basis

  The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

  As of November 30, 1996, the Fund held no TBA securities.

  9. Options Contracts

  Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

  As of November 30, 1996, the Fund held one purchased call option with a cost of $225,213.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

  As of November 30, 1996, the Fund had no written call options.

  10. Futures Contracts

  Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

  At November 30, 1996, the Fund had the following open futures contracts:

                                Expiration    # of        Basis       Market     Unrealized
                                Month/Year  Contracts     Value        Value     Gain (Loss)
============================================================================================
Futures contracts purchased:
  U.S. 10 Year Note                   3/97         93  $10,299,168  $10,372,406   $  73,238
--------------------------------------------------------------------------------------------
Futures contracts sold:
  U.S. 5 Year Note                    3/97        274   29,568,173   29,651,938     (83,765)
  U.S. Long Bond                      3/97         31    3,564,507    3,592,125     (27,618)
--------------------------------------------------------------------------------------------
                                                                                   (111,383)
--------------------------------------------------------------------------------------------
Total Unrealized Loss                                                             $ (38,145)
============================================================================================

  11. Short Sales of Securities

  A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

  As of November 30, 1996, the Fund had no open short sale transactions but had incurred interest expense related to closed transactions during the period of $98,461.

  12. Capital Loss Carryforward

  As of May 31, 1996, the Fund had, for Federal income tax purposes, approximately $6,300,000 of capital loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31 of the year indicated:

                                                          2003         2004
===============================================================================
Carryforward Amounts                                    $5,300,000   $1,000,000
===============================================================================

  13. Shares of Beneficial Interest

  At November 30, 1996, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Class B and C shares are available

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

for purchase to investors in the Smith Barney 401(k) Program. In addition, Class B shares can be purchased through exchanges. Each share represents an identical interest in the Fund and has the same rights except that each class bears certain expenses specifically related to the distribution of its shares.

  At November 30, 1996, total paid-in capital amounted to the following for each class:
                                                Class A      Class B     Class C
================================================================================
Total Paid-in Capital                          $147,328,961  $4,749,416  $34,951
================================================================================

  Transactions in shares of each class were as follows:

                                       Six Months Ended               Year Ended
                                       November 30, 1996              May 31, 1996
                                 --------------------------  ----------------------------
                                    Shares        Amount          Shares        Amount
=========================================================================================
Class A
Shares sold                       4,396,483   $ 43,355,747    10,827,229   $ 106,653,375
Shares issued on reinvestment       300,484      2,957,626       930,447       9,166,413
Shares redeemed                  (6,290,810)   (61,988,591)  (13,597,487)   (133,909,251)
-----------------------------------------------------------------------------------------
Net Decrease                     (1,593,843)  $(15,675,218)   (1,839,811)  $ (18,089,463)
=========================================================================================
Class B
Shares sold                       3,039,556   $ 29,956,319     7,388,624   $  72,782,060
Shares issued on reinvestment         9,173         90,210        23,848         234,910
Shares redeemed                  (3,155,872)   (31,110,158)   (7,289,395)    (71,810,764)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)            (107,143)  $ (1,063,629)      123,077   $   1,206,206
=========================================================================================
Class C
Shares sold                              49   $        525         3,388   $      33,372
Shares issued on reinvestment            67            654            98             960
Shares redeemed                        (193)        (1,907)         (256)         (2,530)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)                 (77)  $       (728)        3,230   $      31,802
=========================================================================================

  14. Subsequent Event

  On December 31, 1996, an entry was recorded on the Fund's books and records in order to correct an over accrual of income which occurred during the reporting period. The adjustment reduced each classes net asset value by $0.11, $0.11 and $0.09 for Class A, B and C shares, respectively. This adjustment has been reflected in the financial statements for the six months ended November 30, 1996. In addition, the Fund as a whole and all shareholders affected above a de minimus amount during the period, will be reimbursed in a timely fashion.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                        1996(1)      1996       1995(2)      1994       1993(3)
================================================================================================
Net Asset Value,
  Beginning of Period                  $9.84        $9.88      $9.78        $9.96     $10.00
------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)             0.20         0.56       0.47         0.37       0.44
  Net realized and unrealized
     gain (loss)                        0.11        (0.04)      0.13        (0.17)     (0.05)
------------------------------------------------------------------------------------------------
Total Income From Operations            0.31         0.52       0.60         0.20       0.39
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.27)       (0.56)     (0.49)       (0.37)     (0.43)
  Overdistribution of net
     investment income                    --           --      (0.00)*      (0.01)        --
  Net realized gains                      --           --      (0.01)          --         --
------------------------------------------------------------------------------------------------
Total Distributions                    (0.27)       (0.56)     (0.50)       (0.38)     (0.43)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $9.88        $9.84      $9.88        $9.78      $9.96
------------------------------------------------------------------------------------------------
Total Return                            3.08%+++     5.48%      6.39%        2.05%      3.89%+++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)    $140,468     $155,622   $174,463     $283,627   $313,184
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                       1.58%+       1.58%      1.60%        1.53%      1.50%+
  Net investment income                 5.57+        5.66       4.94         3.72       4.36+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  135%         273%       524%         525%       236%
================================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3)  For the period from June 22, 1992 (inception date) to May 31, 1993.
(4) The Investment adviser waived a portion of its fees for the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.01 and the expense ratio would have been 2.03% (annualized).
(5) For the years ended May 31, 1995 and May 31, 1994 and the period ended May 31, 1993, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.47%, 2.31% and 1.92%, respectively.
 *   Amount represents less than $0.01 per share.
 +++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class B Shares                       1996(1)     1996     1995(2)    1994     1993(3)
========================================================================================
Net Asset Value,
  Beginning of Period                 $9.84      $9.88    $9.78      $9.96     $9.96
----------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)            0.20       0.56     0.47       0.37      0.25
  Net realized and unrealized
    gain (loss)                        0.09      (0.04)    0.13      (0.17)       --
----------------------------------------------------------------------------------------
Total Income From Operations           0.29       0.52     0.60       0.20      0.25
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.27)     (0.56)   (0.49)     (0.37)    (0.25)
  Overdistribution of net
    investment income                    --         --    (0.00)*    (0.01)       --
  Net realized gains                     --         --    (0.01)        --        --
----------------------------------------------------------------------------------------
Total Distributions                   (0.27)     (0.56)   (0.50)     (0.38)    (0.25)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period        $9.86      $9.84    $9.88      $9.78     $9.96
----------------------------------------------------------------------------------------
Total Return                           2.87%+++   5.48%    6.39%      2.05%     2.56%+++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $4,670     $5,712   $4,521     $8,422    $3,569
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)(5)                      1.60%+     1.60%    1.63%      1.57%     1.50%+
  Net investment income                5.56+      5.64     4.92       3.68      4.36+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                 135%       273%     524%       525%      236%
========================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3)  For the period from November 6, 1992 (inception date) to May 31, 1993.
(4) The Investment adviser waived a portion of its fees for the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.01 and the expense ratio would have been 2.03% (annualized).
(5) For the years ended May 31, 1995 and May 31, 1994 and the period ended May 31, 1993, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.49%, 2.35% and 1.92%, respectively.
 *   Amount represents less than $0.01 per share.
 +++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                1996(1)     1996    1995(2)(3)    1994(4)
==========================================================================================
Net Asset Value,
  Beginning of Period                          $9.82      $9.88     $9.78        $9.98
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                         0.20       0.56      0.46         0.37
  Net realized and unrealized gain (loss)       0.11      (0.06)     0.10        (0.19)
------------------------------------------------------------------------------------------
Total Income From Operations                    0.31       0.50      0.56         0.18
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.27)     (0.56)    (0.45)       (0.37)
  Overdistribution of net
    investment income                             --         --     (0.00)*      (0.01)
  Net realized gains                              --         --     (0.01)          --
------------------------------------------------------------------------------------------
Total Distributions                            (0.27)     (0.56)    (0.46)       (0.38)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.86      $9.82     $9.88        $9.78
------------------------------------------------------------------------------------------
Total Return                                    3.04%+++   5.27%     5.93%        1.83%+++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $33        $34        $2         $113
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)                                  1.60%+     1.59%     1.59%        1.55%+
  Net investment income                         5.56+      5.66      4.95         3.69+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          135%       273%      524%         525%
==========================================================================================

(1)  For the six months ended November 30, 1996 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method does not accord with results of operations.
(3)  On November 7, 1994, the former Class D shares were renamed Class C shares.
(4)  For the period from June 2, 1993 (inception date) to May 31, 1994.
(5) For the year ended May 31, 1995 and the period ended May 31, 1994, the annualized expense ratios were calculated excluding interest expense. The ratios including interest expense were 2.46% and 2.34%, respectively.
 *   Amount represents less than $0.01 per share.
 +++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND


TRUSTEES

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT ADVISER
Smith Barney Strategy Advisers Inc.


ADMINISTRATOR
Smith Barney Mutual Funds
Management Inc.


SMITH BARNEY
--------------------------------
A Member of TravelersGroup[LOGO]


SUB-INVESTMENT ADVISER

BlackRock Financial
Management Inc.
345 Park Avenue
New York, New York 10154


DISTRIBUTOR

Smith Barney Inc.


CUSTODIAN
PNC Bank, N.A.


SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is submitted for the general information of the shareholders of Smith Barney Adjustable Rate Government Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
ADJUSTABLE RATE
GOVERNMENT
INCOME FUND

388 Greenwich Street
New York, New York 10013

FD0301  1/97